UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – September 12, 2011

CHANTICLEER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29507	20-2932652
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

11220 Elm Lane, Suite 203, Charlotte, NC  28277
(Address of principal executive offices)

(704) 366-5122
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Definitive Material Agreement.

On September 15, 2011, Chanticleer Holdings, Inc. (the “Company”) issued a press release announcing that Chanticleer and its partners have acquired controlling and operating interest in three Hooters locations in South Africa in which it had previously held a minority interest. The acquisition of the remaining SG Shaw Foods (Pty) Ltd. stake in the joint venture is scheduled to close no later than September 30, 2011. A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 above is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated September 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 15, 2011		Chanticleer Holdings, Inc.

	By:	/s/ Michael D. Pruitt
	Name:	Michael Pruitt
	Title:	Chief Executive Officer